UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2013 (April 12, 2013)

Behringer Harvard Opportunity REIT II, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-53650	20-8198863
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer
or organization)		Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas

75001

(Address of principal executive offices)

(Zip Code)

(866) 655-3600

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01              Completion of Acquisition or Disposition of Assets.

On April 12, 2013, CT/BH Interchange LLC (“Seller”), an 80% owned subsidiary of Behringer Harvard Opportunity REIT II, Inc. (which may be referred to as “Company,” “we”, “our”, or “us”), sold the remaining three of the four industrial buildings at Interchange Business Center located in San Bernardino, California, to an unaffiliated third party.  On October 18, 2012, we sold one of the four industrial buildings at Interchange Business Center for a contract sales price of approximately $7.5 million, excluding transaction costs.

The Seller acquired the four buildings at Interchange Business Center on November 23, 2010, for a contract purchase price of $30 million, excluding closing costs.  The Seller previously sold one of the four industrial buildings at Interchange Business Center for a contract sales price of approximately $7.5 million, excluding transaction costs.  The contract sales price for the remaining three buildings at Interchange Business Center was $40.4 million, excluding transaction costs.  A portion of the proceeds from the sale of the remaining three buildings were used to pay off in full the existing indebtedness of approximately $11.3 million secured by the property.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS.

Behringer Harvard Opportunity REIT II, Inc.

Unaudited Pro Forma Consolidated Financial Information

On April 12, 2013, CT/BH Interchange LLC, an 80% owned subsidiary, sold the remaining three industrial buildings at Interchange Business Center for a contract sale price of $40.4 million.  A portion of the proceeds from the sale of the asset were used to pay off in full the existing indebtedness of approximately $11.3 million secured by the property.

The following unaudited pro forma consolidated financial information gives effect to the disposition of Interchange Business Center.  In our opinion, all material adjustments necessary to reflect the effects of the above transaction have been made.

Behringer Harvard Opportunity REIT II, Inc.

Unaudited Pro Forma Consolidated Balance Sheet

As of December 31, 2012

(in thousands, except shares)

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if we had disposed of the remaining three buildings at Interchange Business Center as of December 31, 2012.  This Pro Forma Consolidated Balance Sheet should be read in conjunction with our Pro Forma Consolidated Statement of Operations and our historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2012.  The Pro Forma Consolidated Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had we completed the above transaction on December 31, 2012, nor does it purport to represent our future financial position.

	December 31, 2012	Pro Forma
	as Reported	Adjustments	Pro Forma
	(a)	(b)	December 31, 2012

Assets
Real Estate
Land and land improvements, net	$73,380	$(12,973)	$60,407
Buildings and building improvements, net	199,915	(10,111)	189,804
Real estate under development	838	—	838
Total real estate	274,133	(23,084)	251,049

Cash and cash equivalents	77,752	21,985	99,737
Restricted cash	3,491	(872)	2,619
Accounts receivable, net	3,008	—	3,008
Receivable from related party	3,269	—	3,269
Prepaid expenses and other assets	1,781	—	1,781
Furniture, fixtures and equipment, net	6,864	—	6,864
Deferred financing fees, net	3,398	(139)	3,259
Lease intangibles, net	5,370	(210)	5,160
Total assets	$379,066	$(2,320)	$376,746

Liabilities and Equity
Notes payable	$183,308	$(9,882)	$173,426
Accounts payable	1,777	—	1,777
Acquired below-market leases, net	904	—	904
Accrued and other liabilities	6,544	(35)	6,509
Total liabilities	192,533	(9,917)	182,616

Commitments and contingencies

Equity
Preferred stock, $.0001 par value per share; 50,000,000 shares authorized, none outstanding	—	—	—
Convertible stock, $.0001 par value per share; 1,000 shares authorized, 1,000 outstanding	—	—	—
Common stock, $.0001 par value per share; 350,000,000 shares authorized, 26,060,612 shares issued and outstanding	3	—	3
Additional paid-in capital	233,283	—	233,283
Accumulated distributions and net loss	(58,249)	10,454	(47,795)
Accumulated other comprehensive income	126	53	179
Total Behringer Harvard Opportunity REIT II, Inc. equity	175,163	10,507	185,670
Noncontrolling interest	11,370	(2,910)	8,460
Total equity	186,533	7,597	194,130
Total liabilities and equity	$379,066	$(2,320)	$376,746

See accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements.

Behringer Harvard Opportunity REIT II, Inc.

Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December, 31, 2012

(in thousands, except per share amounts)

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if we had disposed of the remaining three buildings at Interchange Business Center as of January 1, 2012.  This Pro Forma Consolidated Statement of Operations should be read in conjunction with our historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2012.  The Pro Forma Consolidated Statement of Operations does not include nonrecurring items, is unaudited and is not necessarily indicative of what the actual results of operations would have been had we completed the above transaction on January 1, 2012 nor does it purport to represent our future operations.

	Year Ended December 31, 2012 as Reported (a)	Pro Forma Adjustments (b)	Pro Forma Year Ended December 31, 2012

Revenues
Rental revenue	$33,638	$(993)	$32,645
Hotel revenue	10,952	—	10,952
Total revenues	44,590	(993)	43,597

Expenses
Property operating expenses	22,385	(279)	22,106
Interest expense	9,111	(1,309)	7,802
Real estate taxes	4,507	(411)	4,096
Property management fees	1,678	(30)	1,648
Asset management fees	3,229	(131)	3,098
General and administrative	3,205	—	3,205
Acquisition expense	750	—	750
Depreciation and amortization	14,809	(955)	13,854
Total expenses	59,674	(3,115)	56,559

Interest income, net	142	—	142
Other income	88	—	88

Income (loss) from continuing operations	(14,854)	2,122	(12,732)

Income (loss) from discontinued operations, including gains on disposition	24,081	—	24,081

Net income	9,227	2,122	11,349

Noncontrolling interest in continuing operations	1,258	(424)	834
Noncontrolling interest in discontinued operations	(8,820)	—	(8,820)
Net income attributable to the noncontrolling interest	(7,562)	(424)	(7,986)

Net income (loss) attributable to the Company	$1,665	$1,698	$3,363

Weighted average shares outstanding:
Basic and diluted	25,987		25,987

Net income per share:
Basic and diluted income per share	$0.06		$0.13

See accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements.

Behringer Harvard Opportunity REIT II, Inc.

Unaudited Notes to Pro Forma Consolidated Financial Statements

Unaudited Pro Forma Consolidated Balance Sheet

a.              Reflects our historical balance sheet as of December 31, 2012.

b.              Reflects our disposition of the remaining three buildings at Interchange Business Center on April 12, 2013.  Amounts represent the necessary adjustments to remove the assets and liabilities sold to the buyer as a result of the disposition.

Unaudited Pro Forma Consolidated Statement of Operations for Year Ended December 31, 2012

a.              Reflects our historical operations for the year ended December 31, 2012.

b.              Reflects the historical revenues and expenses of the remaining three buildings at Interchange Business Center, including property management fees, asset management fees, depreciation and amortization associated with the property.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEHRINGER HARVARD OPPORTUNITY REIT II, INC.

Dated: April 18, 2013	By:	/s/ Andrew J. Bruce
Andrew J. Bruce
Chief Financial Officer